UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   May 3, 2004


                               Nyer Medical Group, Inc.
                 (Exact Name of Registrant as Specified in its Charter)


      Florida                        000-20175             01-0469607
(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                 File Number)           Identification
                                                               No.)


            1292 Hammond Street, Bangor, Maine    04401
        (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code    (207) 942-5273

















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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

This Amendment No. 1 amends the Current Report on Form 8-K filed on May 3, 2004 by Nyer Medical Group, Inc. to add sections which were inadvertently omitted.

Nyer Medical Group, Inc. ("Nyer Medical") is filing this current report on Form 8-K in order to have its Code of Conduct and Ethics Policy set forth in a filing under the Securities Exchange Act of 1934 that is electronically accessible and publicly available.

Nyer Medical Group, Inc.'s Code of Conduct and Ethics Policy

NYER MEDICAL GROUP, INC.

CODE OF CONDUCT AND ETHICS POLICY

1.     Introduction

We are committed to maintaining the highest standards of ethical conduct. This Code of Conduct and Ethics ("Code") reflects the business practices and principles of behavior that support this commitment. Our Board of Directors is responsible for setting the standards of conduct contained in this Code and for updating these standards as appropriate to reflect legal and regulatory developments. We expect every employee, officer and director to read and understand this Code and its application to the performance of his or her business responsibilities. We will hold each of our employees, officers and directors accountable for adherence to this Code. Those who violate this Code will be subject to disciplinary action, up to and including termination.

2.     Compliance Officer

The Company has designated its Chief Operating Officer as the Compliance Officer to administer this Code. Employees, officers or directors, at their discretion, may make any report or complaint provided for in this Code to the Compliance Officer. The Compliance Officer will refer complaints submitted, as appropriate, to the Board of Directors or an appropriate Committee of the Board.

3.     Compliance With Applicable Laws

All employees, officers and directors of the Company must comply with all of the laws, rules and regulations of the United States and other countries, as well as the states, counties, cities and other jurisdictions, applicable to the Company or its business. This Code does not attempt to summarize all laws, rules and regulations applicable to the Company or its business. Please consult with the Compliance Officer if you have questions about laws that you think may be applicable to the Company or its business.


4.     Conflicts Of Interest

A "conflict of interest" may exist whenever the private interests of an employee, officer or director conflict in any way (or even appear to conflict) with the interests of the Company. While our employees, officers and directors should be free to make personal investments and enjoy social relations and
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normal business courtesies, they must not have any personal interests that adversely influence the performance of their job responsibilities. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively. Conflicts of interest may also arise when an employee, officer or director, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or a third party. Gifts to, loans to, or guarantees of obligations of, employees, officers and directors and their respective family members may create conflicts of interest. Federal law prohibits personal loans from the Company to directors and executive officers. In addition, in general, it is a conflict of interest for a Company employee or officer to work simultaneously for a competitor, customer or supplier absent an express written consent or waiver from the Company. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with the Compliance Officer. Any employee, officer or director who becomes aware of a conflict or potential conflict should bring it to the attention of the Compliance Officer.

5.     Public Company Reporting

As a public company, it is of critical importance that the Company's filings with the United States Securities and Exchange Commission be full, fair, accurate, timely and understandable. Depending on their respective positions with the Company, employees, officers or directors may be called upon to provide information necessary to assure that the Company's public reports meet these requirements. The Company expects employees, officers and directors to take this responsibility very seriously and to provide prompt and accurate answers to inquiries related to the Company's public disclosure requirements.

6. Reporting Any Illegal Or Unethical Behavior

Employees are encouraged to promptly contact the Compliance Officer if the Employee believes that the Employee has observed a violation of this Code of Ethics or any other illegal or unethical behavior by any officer, director or employee or by anyone purporting to be acting on the Company's behalf, or if the Employee has any doubt about the best course of action in a particular situation. Such reports may be made anonymously. Confidentiality will be protected, subject to applicable law, regulation or legal proceeding.

7.     Enforcement

Any violators of this Code will be subject to disciplinary action. The disciplinary actions will be determined by the Board of Directors or its designee. The Company intends such disciplinary action to reflect our belief that all employees, officers and directors should be held accountable to the standards of conduct set forth herein. Accordingly, such disciplinary action may include, without limitation, censure by the Board, demotion, reassignment, suspension or termination, depending on the nature and the severity of the violation.

8.     No Retaliation

The Company complies fully with all applicable whistleblower statutes and will not permit any unlawful retaliation against anyone who makes a report or complaint that a violation of this Code or other illegal or unethical conduct has occurred.
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9.     Amendment, Modification And Waiver

This Code may be amended or modified from time to time by the Board of Directors, subject to the disclosure and other provisions of the Securities Exchange Act of 1934 and the rules thereunder. Any amendment, modification or waiver of the provisions of this Code for executive officers or directors of the Company may only be made by the Board of Directors, and must be promptly disclosed to shareholders, as required by the Securities Exchange Act of 1934 and the rules thereunder.















































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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on this 3rd day of May, 2004.



                                    Nyer Medical Group, Inc.


                                    By: /s/ Karen L. Wright
                                            Karen L. Wright
                                            Vice President of Finance













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